PENN SERIES FUNDS, INC.

Supplement dated May 3, 2021

to the Prospectus dated May 1, 2021

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Mid Cap Growth Fund

Effective April 30, 2021, Waddell & Reed Financial, Inc. (“Waddell & Reed”), parent company to Ivy Investment Management Company (“Ivy”), who serves as sub-adviser to the Penn Series Mid Cap Growth Fund (the “Fund”), was acquired by Macquarie Group Limited (the “Acquisition”). Pursuant to the Investment Company Act of 1940, the Investment Sub-Advisory Agreement between Penn Mutual Asset Management, LLC (“PMAM”) and Ivy, with respect to the Fund, automatically terminated upon the closing of the Acquisition. In anticipation of the Acquisition, the Fund’s Board of Directors approved a new Investment Sub-Advisory Agreement between PMAM and Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust, at a meeting on February 24, 2021, to become effective upon the closing date of the Acquisition. As a result, as of the close of the Acquisition, sub-advisory services provided to the Fund by Ivy transitioned from Ivy to DIFA. Following the Acquisition, the Fund’s former Ivy portfolio managers became employees of DIFA and continue to be responsible for the day-to-day management of the Fund.

Accordingly, effective immediately, all references to Ivy are deleted and replaced with DIFA. In addition, the section under the heading “Management — Sub-Advisers — Ivy Investment Management Company” in the Fund’s Prospectus is hereby replaced in its entirety by the following:

Delaware Investments Fund Advisers. Delaware Investments Fund Advisers (“DIFA”) is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. DIFA is located at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106. As of December 31, 2020, the public investments divisions of Macquarie’s asset management business had total assets under management of approximately $268.1 billion.

Kimberly A. Scott and Nathan A. Brown are jointly and primarily responsible for the day-to-day portfolio management of the Mid Cap Growth Fund. Ms. Scott has served as portfolio manager of the Mid Cap Growth Fund since May 2014. Ms. Scott has been a Senior Vice President and Portfolio Manager of DIFA’s mid cap growth strategy since 2021. Prior to joining DIFA, Ms. Scott served as Senior Vice President of Ivy Investment Management Company (“Ivy”) since 2004 and served as Portfolio Manager of Ivy’s mid cap growth fund since January 2001. She began her investment career in 1987 and has a BS from the University of Kansas and an MBA from the University of Cincinnati.

Mr. Brown has served as portfolio manager of the Mid Cap Growth Fund since October 2016. Mr. Brown has been a Senior Vice President and Portfolio Manager of DIFA’s mid cap growth strategy since 2021. Prior to joining DIFA, Mr. Brown served as Senior Vice President of Ivy since 2018 and served as Portfolio Manager of Ivy’s mid cap growth strategy since 2016. He began his investment career in 1999 and has a BBA from the University of Iowa and an MBA from Vanderbilt University.

The changes described above will have no effect on the Fund’s investment objective, principal investment strategies, or fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8852    05/21

PENN SERIES FUNDS, INC.

Supplement dated May 3, 2021

to the Statement of Additional Information (“SAI”) dated May 1, 2021

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Mid Cap Growth Fund

Effective April 30, 2021, Waddell & Reed Financial, Inc. (“Waddell & Reed”), parent company to Ivy Investment Management Company (“Ivy”), who serves as sub-adviser to the Penn Series Mid Cap Growth Fund (the “Fund”), was acquired by Macquarie Group Limited (the “Acquisition”). Pursuant to the Investment Company Act of 1940, the Investment Sub-Advisory Agreement between Penn Mutual Asset Management, LLC (“PMAM”) and Ivy, with respect to the Fund, automatically terminated upon the closing of the Acquisition. In anticipation of the Acquisition, the Fund’s Board of Directors approved a new Investment Sub-Advisory Agreement between PMAM and Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust, at a meeting on February 24, 2021, to become effective upon the closing date of the Acquisition. As a result, as of the close of the Acquisition, sub-advisory services provided to the Fund by Ivy transitioned from Ivy to DIFA. Following the Acquisition, the Fund’s former Ivy portfolio managers became employees of DIFA and continue to be responsible for the day-to-day management of the Fund.

Accordingly, effective immediately, all reference to Ivy are deleted and replaced with DIFA. In addition, the “Compensation,” “Fund Shares Owned by Portfolio Managers” and “Other Accounts” information under the heading “General Information — Portfolio Managers — Ivy Investment Management Company (“Ivy”)” in the Fund’s SAI is hereby replaced in its entirety with the following:

Compensation. DIFA believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary, DIFA reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of DIFA is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure summarized below; and c) eligibility for an equity incentive plan that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for equity awards. If such awards are granted, they will typically vest over a period of time, with vesting dependent on the type of award granted. Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms over one-year, three-year and five-year periods. The secondary benchmark is an index with an investment style substantially similar to that of the portfolio. Non-quantitative factors (which may include, but are not limited to, individual performance, risk management, teamwork, financial measures and consistency of contribution to the firm) also are considered. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by Macquarie, with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by Macquarie, the company’s 401(k) plan offers certain mutual funds managed by Macquarie as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Ivy employees.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of March 31, 2021.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of March 31, 2021.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Kimberly A. Scott	4	$10,915	1	$34	4	$117
Nathan A. Brown	4	$10,915	1	$34	5	$124

The changes described above will have no effect on the Fund’s investment objective, principal investment strategies, or fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8853    05/21